EXHIBIT 32.1

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gary Yanghdjian, the Chief Executive Officer of NSU Resources Inc hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the report on Form 10-Q of NSU Resources Inc, for the quarterly period ended June 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of NSU Resources Inc.

Date: August 19, 2014	By:	/s/ Gary Yaghdjian
Gary Yaghdjian
President and Chief Executive Officer
(Principal Executive Officer)